承 諾 書

立書人：Aerkomm Inc.

愛爾康資料處理股份有限公司

一、 緣座落於基隆市信義區大水窟段 89-49 地號土地(面積為 7,690.46 坪，持分為全部，原地號為 89-18，但因配合地政機關整編，而變更為 89-49 地號，面積及位置均不變)經由 Metro Investment Group Limited 之仲介，土地所有權人蔡明吟同意以總價新台幣（以下同）壹拾億伍仟陸佰貳拾玖萬柒仟伍佰零柒元整(1,056,297,507)之價格與立書人就上開標的簽訂不動產買賣契約，立書人承諾給付仲介報酬予 Metro Investment Group Limited。

二、 給付條件：若 Metro Investment Group Limited 順利促成上開不動產買賣契約之簽訂，立書人即應給付以總價壹拾億伍仟陸佰貳拾玖萬柒仟伍佰零柒元整之百分之四計算即 42,251,900 元整之仲介報酬予 Metro Investment Group Limited。

三、 給付時間：將於上述之不動產買賣契約簽訂，且立書人付清全部買賣價款後 90 日內給付予 Metro Investment Group Limited。

四、 立書人遲延給付時，每逾壹日另應加計仟分之壹之懲罰性違約金。違約金總額不超過仲介報酬之百分之五（5%）。

五、 管轄：如因本書涉訟時，雙方合意以台灣台北地方法院為第一審管轄法院。

此致

Metro Investment Group Limited

立 書 人：Aerkomm Inc.

法定代理人： Jeffrey Wun, CEO

愛爾康資料處理股份有限公司

法定代理人：徐志明

中 華 民 國 1 0 7 年 7 月 10 日